Exhibit 10.3


                                                           Execution Copy

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of March 5, 2001, is by and between MATRIX BANCORP, INC., a Colorado corporation (the "Borrower"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

                                    RECITALS

     A. The Borrower and U.S. Bank National Association, in its capacities as a Lender and as Agent, entered into a Credit Agreement dated as of December 27, 2000 (the "Credit Agreement");

     B. Contemporaneously with this Amendment, U.S. Bank National Association, in its capacities as a Lender and as Agent, and Residential Funding Corporation, a Delaware corporation ("RFC"), have entered into an Assignment Agreement pursuant to which U.S. Bank National Association, in its capacity as a Lender, intends to sell and assign to RFC certain rights, obligations and commitments under the Credit Agreement and under which RFC will become a Lender under the Credit Agreement; and

     C. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lender and Agent have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2. Amendments.

          2.1 The Credit Agreement is hereby amended by amending the definitions of "Cash Equivalents," "Revolving Commitment Amount," "Revolving Commitment Fees," "Revolving Loan," and "Termination Date" contained in Section 1.1 of the Credit Agreement to read in their entirety as follows:

          "Cash  Equivalents":  Investments  described in Section 6.9(a) through
     (e).

          "Revolving Commitment Amount": With respect to a Lender, initially the amount set opposite such Lender's name on Schedule 1.1-1 hereto as its Revolving Commitment Amount, but as the same may be reduced from time to time pursuant to Section 2.8, or modified by an assignment pursuant to
     Section 9.6 hereof.

          "Revolving    Commitment   Fees":   As   defined   in   Section   2.9.

          "Revolving Loan": As defined in Section 2.1(a).

          "Termination Date": The earliest of (a) December 26, 2001, (b) the date on which the Revolving Commitments are terminated pursuant to Section
     7.2 hereof or (c) the date on which the Revolving Commitment Amounts are reduced to zero pursuant to Section 2.8 hereof.

          2.2 The Credit Agreement is hereby amended by adding the definition of "Regulatory Action" to Section 1.1 in the appropriate alphabetical order to read as follows:

          "Regulatory Action": Any cease and desist order, letter agreement, memorandum, or other similar regulatory action taken by a state or federal banking agency or other Person to which either the Borrower or Matrix Bank is subject.

          2.3 The Credit Agreement is hereby amended by deleting the definition of "Unpaid Drawing" contained in Section 1.1 in its entirety.

          2.4 Section 1.4 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting the following sentence:

     All incorporation by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, include all necessary definitions and related provisions from such other agreements but including only amendments thereto agreed to by the Majority Lenders, and shall survive any termination of such other agreements until the obligations of the Borrower under this Agreement and the Notes are irrevocably paid in full, and the commitments of any Lender to advance funds to the Borrower are terminated.

          2.5 Section 2.5 of the Credit Agreement is hereby amended by deleting the word "Revolving" in the second line thereof.

          2.6 Section 2.10 of the Credit Agreement is hereby amended by deleting the number "365" where it appears and substituting the number "360" therefor.

          2.7 Section 2.14(b) of the Credit Agreement is hereby amended by deleting the following text in the sixth line thereof: "or against Letters of Credit issued by the Agent."

          2.8 Section 5.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (a) Annually. Promptly after preparation but no later than 90 days after the last day of each fiscal year of Borrower (i) the consolidated and consolidating financial statements of the Borrower consisting of at least statements of income, cash flow and changes in stockholders' equity, and a consolidated balance sheet as of the end of such fiscal year, setting forth in each case in comparative form corresponding figures from the previous annual audit, (ii) Matrix Bank's consolidated and consolidating financial statements consisting of at least statements of income, cash flow and changes in stockholders' equity, and a consolidated balance sheet as of the end of such fiscal year, setting forth in each case in comparative form corresponding figures from the previous annual audit, (iii) solely with respect to the consolidated portion of financial statements referenced in
     (i) and (ii) above, the opinions, without material qualification, of Ernst & Young or of another firm of nationally-recognized independent certified public accountants reasonably acceptable to Majority Lenders, based on audits using generally accepted auditing standards, that the consolidated portion of those financial statements were prepared in accordance with GAAP and present fairly, in all material respects, Matrix Bank's and Borrower's respective consolidated financial conditions and results of operations.

          2.9 Section 6.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 6.2 Disposition of Assets. Neither Borrower nor Matrix Bank may sell, assign, lease, transfer, or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Person) except (a) sales and dispositions in the ordinary course of business for a fair and adequate consideration and (b) sales of assets which are obsolete or are no longer in use and which are not significant to the continuation of the business of the Borrower or Matrix Bank, as the case may be.

          2.10 Section 6.10 of the Credit Agreement is hereby amended to add the following Sections 6.10(j) and (k):

          (j) The Guaranties.

          (k) The guaranty by Matrix Bank dated March 5, 2001 of the obligations under the Matrix Financial Loan Agreement.

          2.11 Section 7.1 of the Credit Agreement is hereby amended to add the following Sections 7.1(p) and 7.1(q):

          (p) The Borrower or Matrix Bank shall become subject to any Regulatory Action.

          (q) An Event of Default shall occur under the Matrix Financial Loan Agreement.

          2.12 Section 9.1(h) of the Credit Agreement is hereby deleted in its entirety.

          2.13 Section 9.6(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (b) Any Lender may, in the ordinary course of its commercial lending business and in accordance with applicable law, at any time sell to one or more lenders or other entities ("Participants") participating interests in a minimum aggregate amount of $5,000,000 in the Loans, the Notes and the Revolving Commitment held by such Lender, and any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, (i) such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance thereof, (iii) such Lender shall remain the holder of any such Revolving Note and Term Note for all purposes under this Agreement, (iv) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) the agreement pursuant to which such Participant acquires its participating interest herein shall provide that such Lender shall retain the sole right and responsibility to enforce the Obligations, including, without limitation the right to consent or agree to any amendment, modification, consent or waiver with respect to this Agreement or any other Loan Document, provided that such agreement may provide that such Lender will not consent or agree to any such amendment, modification, consent or waiver with respect to the matters set forth in Sections 9.1(a)-(e) without the prior consent of such Participant. The Borrower agrees that if amounts outstanding under this Agreement, the Revolving Notes, the Term Notes and the Loan Documents are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have, to the extent permitted by applicable law, the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Revolving Note, Term Note or other Loan Document to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Revolving Note, Term Note or other Loan Document; provided, that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in subsection 8.11. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.13 through 2.17 and 9.2 with respect to its participation in the Revolving Commitments, Term Loan Commitments, Revolving Loans and the Term Loans; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. Notwithstanding the foregoing, nothing contained in this Agreement shall in any manner or to any extent affect the right of the Lender to assign, pledge or participate any Note and its right to receive and retain payments on any
     Note in connection with any arrangement maintained by the Lender to fund credit facilities provided by the Lender, provided the Lender remains primarily and directly liable to perform all of its obligations under this Agreement.

          Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective provided the Agent shall have received at least five (5) counterparts of this Amendment, duly executed by the Company and all of the Lenders, and the Agent shall have received the following, each duly executed or certified:

          3.1 This Amendment duly executed by the Borrower.

          3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated December 27, 2000, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

          3.4 The Consent and Reaffirmation of Guarantors, in the form attached hereto as Exhibit A, duly executed by each Guarantor.

          3.5 The Borrower shall have satisfied such other conditions as specified by the Agent and the Lenders, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

          Section 4. Representations, Warranties, Authority, No Adverse Claim.

          4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit

     Agreement as amended by this Amendment on such date which has not been waived by the Agent and the Lenders.

          4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent on behalf of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

          4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Lenders with respect to the Obligations or the Borrower's obligations under the Credit Agreement as amended by this Amendment.

          Section 5. Affirmation of Credit Agreement, Further References. The Agent, the Lenders, and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit
     Agreement as amended by this Amendment. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

          Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

          Section 8. Successors. The Amendment Documents shall be binding upon the Borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the Agent and the successors and assigns of the Lenders and the Agent.

          Section 9. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

          Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

          Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

          Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.



          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                   MATRIX BANCORP, INC.

                                   By /s/ Guy A. Gibson
                                      Guy A. Gibson
                                   Its President

                                   Address for Notices:
                                   1380 Lawrence Street, Suite 1400
                                   Denver, CO  80204



                                    U.S. BANK NATIONAL ASSOCIATION


                                    By /s/ Randy S. Baker
                                       Randy S. Baker
                                    Its Vice President

                                    Address for Notices:
                                    918 17th Street
                                    Denver, Colorado  80202
                                    Attention:  Mark Bagley
                                    Telecopier Number:  (303) 585-4246